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                                                                      EXHIBIT 99


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-18477 and 333-44582 of Public Service Enterprise Group Incorporated on Form S-8 of our report dated June 13, 2003, appearing in this Annual Report on Form 11-K of Public Service Enterprise Group Incorporated Employee Savings Plan for the year ended December 31, 2002.


/s/ DELOITTE & TOUCHE LLP
Parsippany, New Jersey
June 27, 2003